CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 25, 2020, relating to the financial statements and financial highlights, which appears in the Annual Report on Form N-CSR for the year ended December 31, 2019 of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, and AMG GW&K Small/Mid Cap Fund, four of the series constituting AMG Funds. We also consent to the references to us under the headings "Disclosure of Portfolio Holdings", "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 29, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 24, 2020, relating to the financial statements and financial highlights, which appears in the Annual Report on Form N-CSR for the year ended December 31, 2019 of AMG Renaissance Large Cap Growth Fund, one of the series constituting AMG Funds. We also consent to the references to us under the headings "Disclosure of Portfolio Holdings", "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 29, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 24, 2020, relating to the financial statements and financial highlights, which appears in the Annual Report on Form N-CSR for the year ended December 31, 2019 of AMG Managers Skyline Special Equities Fund, one of the series constituting AMG Funds. We also consent to the references to us under the headings "Disclosure of Portfolio Holdings", "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 29, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 26, 2020, relating to the financial statements and financial highlights, which appears in the Annual Report on Form N-CSR for the year ended December 31, 2019 of AMG TimesSquare International Small Cap Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Emerging Markets Small Cap Fund, and AMG TimesSquare Global Small Cap Fund, five of the series constituting AMG Funds. We also consent to the references to us under the headings "Disclosure of Portfolio Holdings", "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 29, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 24, 2020, relating to the financial statements and financial highlights, which appears in the Annual Report on Form N-CSR for the year ended December 31, 2019 of AMG Yacktman Focused Fund- Security Selection Only, AMG Yacktman Focused Fund, AMG Yacktman Fund, and AMG Yacktman Special Opportunities, four of the series constituting AMG Funds. We also consent to the references to us under the headings "Disclosure of Portfolio Holdings", "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 29, 2020